[Logo] M F S(R)                                               Annual Report
INVESTMENT MANAGEMENT                                         December 31, 1998
75 YEARS
WE INVENTED THE MUTUAL FUND(R)


A Series of MFS(R) Variable Insurance Trust(SM)
MFS(R) NEW DISCOVERY
SERIES


                               [Graphic Omitted]

MFS(R) NEW DISCOVERY SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                            INVESTMENT ADVISER
Jeffrey L. Shames*                                  Massachusetts Financial Services Company
Chairman, Chief Executive Officer, and              500 Boylston Street
Director, MFS(R) Investment Management(SM)          Boston, MA 02116-3741

Nelson J. Darling, Jr.                              DISTRIBUTOR
Professional Trustee                                MFS Fund Distributors, Inc.
                                                    500 Boylston Street
William R. Gutow                                    Boston, MA 02116-3741
Vice Chairman,
Capitol Entertainment Management Company;           SHAREHOLDER SERVICE CENTER
Real Estate Consultant                              MFS Service Center, Inc.
                                                    P.O. Box 2281
PORTFOLIO MANAGER                                   Boston, MA 02107-9906
Brian E. Stack*
                                                    For additional information,
CHAIRMAN AND PRESIDENT                              contact your financial adviser.
Jeffrey L. Shames*
                                                    CUSTODIAN
TREASURER                                           State Street Bank and Trust Company
W. Thomas London*
                                                    WORLD WIDE WEB
ASSISTANT TREASURERS                                www.mfs.com
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

*Affiliated with the Investment Adviser

--------------------------------------------------------------------------------
          NOT FDIC INSURED      MAY LOSE VALUE      NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Contract Owners:
In 1999, MFS celebrates its 75th anniversary. The nation's first mutual fund -- our Massachusetts Investors Trust (MIT) -- was introduced to the public on March 21, 1924. Since then, MFS Investment Management(R), the company that grew out of that original fund, has helped guide shareholders through many economic and investment cycles, primarily by focusing on the long-term opportunities created by an expanding global economy. As of December 31, 1998, MFS manages nearly $100 billion, and the firm's 2,000 people serve almost four million investors and their financial advisers worldwide.

One of the elements in the success of MIT did not exist before our founders invented it in 1924. That is daily redemption. This innovation meant that if you wanted to sell your investment in any MFS mutual fund, you would have the security of knowing that you could do so immediately by exchanging into another MFS fund. Or, if you needed your money for other purposes, it could quickly be wired or mailed to you. This daily redemption feature, through which new shares were created when people invested in MIT and were redeemed when people sold, brought another important change to the industry. Now, the price of a mutual fund's shares wasn't determined by supply and demand, but by the value of the securities owned by the fund.

Another factor in our growth was the development of one of the industry's first in-house research departments in 1932. Unlike companies that rely on Wall Street research reports, which can be used by many investors at the same time, MIT's managers built its long-term track record by visiting companies, talking to managers and competitors, and "kicking the tires" so they could judge the quality and potential of each company's products and services for themselves. Today, MFS has more than 100 full-time portfolio managers, stock analysts, and credit analysts who track the equity and bond markets. That number includes over 35 equity analysts who specialize in industries such as aviation, media, technology, automobiles, and utilities.

While MIT introduced the daily redemption feature, that was not our only invention. We also established the nation's first global bond fund, first high-yield municipal bond fund, and first high-yield municipal closed-end bond fund.

We are proud of the record of MIT and of the funds in the MFS Family of Funds, but we are also proud of our long-standing relationship with financial advisers. Not only do we believe investors can benefit from the advice of these experts but, as was shown during the market volatility of 1998, people who work with financial advisers are less likely to abandon their carefully designed, long-term investment strategies.

If there is a common thread running through these milestones, it is our always-increasing commitment to providing you with the best possible investment management and shareholder service, just as we have done for the past 75 years.

As we celebrate this anniversary, it is also a time for MFS to look ahead and build on our 75 years of innovation and experience to help meet your investment needs in the next century. We appreciate your confidence and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management

January 15, 1999

MANAGEMENT REVIEW AND OUTLOOK

Dear Contract Owners:
The Series commenced operations on May 1, 1998, and from that date through December 31, 1998, provided a total return of 2.20%. For the same period, the Russell 2000 Total Return Index, an unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the NYSE, AMEX, and NASDAQ, returned -11.94%.

We feel the portfolio's strong performance results from our focus on seeking companies that we believe can produce sustainable and predictable growth in unit sales, revenue, and earnings. To find such companies we rely on MFS(R) Original Research(SM), through which stocks are selected after in-depth fundamental analysis of companies' earnings outlooks, managements, business models, competitive strategies, market positions, and growth prospects. Based on our findings, we select companies that we believe are best positioned to become major enterprises over a period of three-to-five years. In choosing stocks, we are careful to assure that the prices we pay are in line with the companies' actual fundamental strengths and long-term growth prospects. This research-intensive process allows us to own companies early in their development cycles before they become widely known to investors and that enjoy growth rates above those of the overall market.

As our investors are aware, researching small companies is far more difficult than researching big companies, simply because there is very little known about most small companies. So it's imperative that we use our proprietary research process to the fullest to find the best companies for this portfolio. Strong research has helped us invest in companies like Envoy, which makes technology that automates paperwork used by medical organizations to reduce the sizable transaction costs involved in health care. Customers understand the importance of the productivity enhancements and cost reductions that Envoy enables, and its earnings growth reflects that. The stock is up nearly 50% as of December 31. Another interesting company we have uncovered is Catalina Marketing, which runs a network that issues instant coupons at supermarkets. As a customer's goods are scanned, the Catalina system identifies the customer as a potential target for coupons for complementary or competitive products, and these coupons are issued at the register. The company is also developing an Internet component to its business by which shoppers' "census" information is collected and fed to a Web site that issues even more closely targeted coupons directly to consumers over the Internet. This type of innovation can drive growth further and has given us even more confidence in the company.

If the weakness in corporate earnings growth in the large-cap sector continues to impact investors' psychology, we could face some additional choppiness among the small stocks as well. However, as investors turn their attention to stocks that can provide strong earnings growth at reasonable prices, we believe small stocks should be quite attractive long-term investment options. While I'm confident that the potential for a sustained rebound in small-cap stocks is good, it would not be prudent to attempt to predict when, and for how long, that may occur.

I think it's of value to our investors to know that the commitment to research that MFS made when it inaugurated one of the industry's first research departments in 1932 is thoroughly ingrained in our corporate culture today. I believe it is this commitment that enables us to select stocks that can perform well over the long term, even with the special challenges involved in small-cap investing.

Respectfully,

/s/ Brian E. Stack
    Brian E. Stack
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

Brian E. Stack is Senior Vice President -- Investments of MFS Investment Management(R) and portfolio manager of MFS(R) Institutional Emerging Equities Fund, MFS(R) New Discovery Fund, and the New Discovery Series offered through MFS(R)/Sun Life annuity products, and MFS(R) New Discovery Series, part of MFS(R) Variable Insurance Trust.

Mr. Stack joined MFS in 1993 as an equity research analyst following the chemical, hospital management, health maintenance organizations, medical services, and business services industries and was named a portfolio manager in 1996. He has worked as an equity analyst since 1987. He is a graduate of Boston College and has an M.B.A. degree from the University of Virginia.

OBJECTIVE AND POLICIES

The Series seeks capital appreciation.

Commencement of investment operations:  May 1, 1998

Size:  $1.14 million net assets as of December 31, 1998

This report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the Series in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from May 1, 1998, through December 31, 1998)

              MFS           Russell        Consumer
              New            2000           Price
            Discovery     Total Return      Index
             Series          Index          - U.S.
----------------------------------------------------
5/98        $10,000        $10,000         $10,000
12/98        10,220          8,806          10,105



AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998

                                                                 10 Years/Life
-------------------------------------------------------------------------------
MFS New Discovery Series*                                               + 2.20%
-------------------------------------------------------------------------------
Russell 2000 Total Return Index#                                        -11.94%
-------------------------------------------------------------------------------
Consumer Price Index#+                                                  + 1.05%
-------------------------------------------------------------------------------
*For the period from the commencement of the Series' investment operations, May 1, 1998, through
 December 31, 1998.
#Source: CDA/Wiesenberger. "Life" refers to the period from May 1, 1998, through December 31, 1998.
+The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

NOTES TO PERFORMANCE SUMMARY

All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

Investing in small or emerging growth companies involves greater risk than is customarily associated with more-established companies. These risks may increase share price volatility.

PORTFOLIO OF INVESTMENTS - December 31, 1998

Stocks - 95.4%
-------------------------------------------------------------------------------
ISSUER                                              SHARES                VALUE
-------------------------------------------------------------------------------
U.S. Stocks - 92.5%
  Advertising - 2.6%
    Pharmaceutical Marketing Service, Inc.*          1,100           $   15,812
    Snyder Communications, Inc.*                       110                3,713
    TMP Worldwide, Inc.*                               239               10,038
                                                                     ----------
                                                                     $   29,563
-------------------------------------------------------------------------------
  Airlines - 1.4%
    Atlas Air, Inc.*                                   252           $   12,332
    Skywest, Inc.                                      130                4,250
                                                                     ----------
                                                                     $   16,582
-------------------------------------------------------------------------------
  Biotechnology - 2.0%
    IDEXX Laboratories, Inc.*                          868           $   23,355
-------------------------------------------------------------------------------
  Building - 0.3%
    Eagle Hardware & Garden, Inc.*                     101           $    3,283
-------------------------------------------------------------------------------
  Business Machines - 2.5%
    Affiliated Computer Services, Inc., "A"*           643           $   28,935
-------------------------------------------------------------------------------
  Business Services - 18.1%
    Billing Concepts Corp.*                            422           $    4,642
    BISYS Group, Inc.*                                 378               19,514
    Bright Horizons Family Solutions, Inc.*            115                3,105
    Catalina Marketing Corp.*                          149               10,188
    Ceridian Corp.*                                    125                8,727
    Data Broadcasting Corp.*                           240                4,290
    Dendrite International, Inc.*                      232                5,793
    DST Systems, Inc.*                                 509               29,045
    Envoy Corp.*                                       275               16,019
    Fiserv, Inc.*                                      138                7,098
    Global Directmail Corp.*                           349                8,158
    Interim Services, Inc.*                            596               13,931
    International Network Services*                     44                2,926
    Learning Tree International, Inc.*                 814                7,377
    Memberworks, Inc.*                                  84                2,478
    Meta Group, Inc.*                                  283                8,419
    Modis Professional Services, Inc.*                 518                7,511
    NOVA Corp.*                                        492               17,066
    Paymentech, Inc.*                                  214                3,959
    Personnel Group of America, Inc.*                  184                3,220
    Professional Detailing, Inc.*                       99                2,797
    Renaissance Worldwide, Inc.*                       720                4,410
    Technology Solutions Co.*                        1,402               15,028
                                                                     ----------
                                                                     $  205,701
-------------------------------------------------------------------------------
  Computer Software - Services - 0.2%
    Hyperion Solutions Corp.*                          120           $    2,160
-------------------------------------------------------------------------------
  Computer Software - Systems - 12.1%
    Acxiom Corp.*                                      287           $    8,897
    Aspen Technology, Inc.*                            426                6,177
    Black Box Corp.*                                   141                5,340
    Cadence Design Systems, Inc.*                                        19,694
    Cambridge Technology Partners, Inc.*               435                9,624

    Checkfree Holdings Corp.                           147           $    3,436
    Compuware Corp.*                                    12                  937
    Edify Corp.*                                        48                  399
    Fair, Isaac & Co., Inc.                             57                2,633
    Harbinger Corp.*                                   417                3,336
    JDA Software Group, Inc.*                          406                3,933
    Peerless Systems Corp.*                            107                  910
    RWD Technologies, Inc.*                             33                  714
    SCB Computer Technology, Inc.*                     193                1,906
    Security Dynamics Technologies, Inc.*              390                8,970
    Sterling Software, Inc.*                            94               10,663
    Summit Design, Inc.*                                14                2,924
    SunGard Data Systems, Inc.*                          8               11,430
    Synopsys, Inc.*                                     40               18,445
    Transaction System Architects, Inc., "A"*            3               14,150
    Vantive Corp.*                                       1                2,728
                                                                    -----------
                                                                    $   137,246
-------------------------------------------------------------------------------
  Consumer Goods and Services - 2.5%
    Alternative Resources Corp.*                       323          $     3,432
    Galileo International, Inc.*                       204                8,874
    InfoUSA, Inc., "A"*                                931                4,539
    InfoUSA, Inc., "B"*                                442                2,320
    LoJack Corp.*                                      286                3,396
    Sportsline USA, Inc.*                              355                5,525
                                                                    -----------
                                                                    $    28,086
-------------------------------------------------------------------------------
  Electrical Equipment - 0.8%
    AFC Cable Systems, Inc.*                           118          $     3,968
    Barnett, Inc.*                                     195                2,681
    Belden, Inc.                                       124                2,627
                                                                    -----------
                                                                    $     9,276
-------------------------------------------------------------------------------
  Electronics - 6.2%
    Actel Corp.*                                       112          $     2,240
    Analog Devices, Inc.*                              354               11,107
    Burr-Brown Corp.*                                  459               10,758
    Cable Design Technologies Corp.*                   386                7,141
    DuPont Photomasks, Inc.*                            82                3,480
    Kulicke & Soffa Industries, Inc.*                  211                3,745
    Lattice Semiconductor Corp.*                       195                8,952
    Microchip Technology, Inc.*                         74                2,738
    Photronics, Inc.*                                  307                7,358
    PMC-Sierra, Inc.*                                  127                8,017
    SIPEX Corp.*                                       162                5,690
                                                                     ----------
                                                                     $   71,226
-------------------------------------------------------------------------------

  Entertainment - 4.5%
    Citadel Communications Corp.*                      107           $    2,769
    Cox Radio, Inc., "A"*                               34                1,436
    Gemstar International Group Ltd.*                  418               23,930
    Harrah's Entertainment, Inc.*                      227                3,561
    Heftel Broadcasting Corp., "A"*                    107                5,270
    Jacor Communications, Inc.*                        224               14,420
                                                                     ----------
                                                                     $   51,386
-------------------------------------------------------------------------------
  Financial Institutions - 1.1%
    Conning Corp.                                      118           $    2,449
    Student Loan Corp.                                  59                2,648
    Waddell & Reed Financial, Inc., "A"                312                7,390
                                                                     ----------
                                                                     $   12,487
-------------------------------------------------------------------------------
  Food and Beverage Products - 0.4%
    Mondavi (Robert) Corp.*                            101           $    4,128
-------------------------------------------------------------------------------
  Insurance - 0.9%
    Annuity & Life Re Holdings Ltd.                    127           $    3,413
    Executive Risk, Inc.                                64                3,516
    MONY Group, Inc.*                                  105                3,288
                                                                     ----------
                                                                     $   10,217
-------------------------------------------------------------------------------
  Medical and Health Products - 2.0%
    AmeriSource Health Corp., "A"*                      41           $    2,665
    Haemonetics Corp.*                                  90                8,873
    PSS World Medical, Inc.*                           479               11,017
                                                                     ----------
                                                                     $   22,555
-------------------------------------------------------------------------------
  Medical and Health Technology and Services - 10.7%
    ABR Information Services, Inc.*                    250           $    4,906
    Concentra Managed Care, Inc.*                    1,074               11,478
    Cytyc Corp.*                                       239                6,154
    Hologic, Inc.*                                     368                4,462
    IDX Systems Corp.*                                 211                9,284
    Impath, Inc.*                                      447               11,845
    Mid Atlantic Medical Services, Inc.*               428                4,200
    NCS Healthcare, Inc., "A"*                         288                6,840
    Orthodontic Centers of America, Inc.*              224                4,354
    Parexel International Corp.*                       335                8,375
    Quorum Health Group, Inc.*                          73                4,826
    Schein (Henry), Inc.*                              134                5,997
    Steris Corp.*                                      213                6,057
    Superior Consultant Holdings Corp.*                 84                3,654
    Total Renal Care Holdings, Inc.*                    59               15,047
    Ventana Med Systems, Inc.*                         324                7,007
    Virgin Islands Technologies, Inc.*                 669                6,941
                                                                     ----------
                                                                     $  121,427
-------------------------------------------------------------------------------

  Oil Services - 1.3%
    Dril-Quip, Inc.*                                    72           $    1,278
    Global Industries, Inc.*                         1,034                6,333
    Input/Output, Inc.*                                560                4,095
    National Oilwell, Inc.*                            135                1,510
    Weatherford International, Inc.*                   103                1,996
                                                                     ----------
                                                                     $   15,212
-------------------------------------------------------------------------------
  Oils - 0.3%
    Newfield Exploration Co.*                          184           $    3,841
-------------------------------------------------------------------------------
  Pharmaceuticals - 0.5%
    Sepracor, Inc.*                                     63           $    5,552
-------------------------------------------------------------------------------
  Pollution Control - 0.5%
    Superior Services, Inc.*                           291           $    5,838
-------------------------------------------------------------------------------
  Printing and Publishing - 2.0%
    Applied Graphics Technologies, Inc.*               109           $    1,798
    CMP Media, Inc., "A"*                              264                4,818
    Scholastic Corp.*                                  304               16,302
                                                                     ----------
                                                                     $   22,918
-------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.5%
    Kilroy Realty Corp.                                 95           $    2,185
    MeriStar Hospitality Corp.*                        180                3,341
                                                                     ----------
                                                                     $    5,526
-------------------------------------------------------------------------------
  Restaurants and Lodging - 1.8%
    Buffets, Inc.*                                     566           $    6,756
    Landry's Seafood Restaurants, Inc.*                397                2,977
    Mortons Restaurant Group, Inc.*                    155                2,926
    Papa John's International, Inc.*                    65                2,868
    Sonic Corp.*                                       210                5,224
                                                                     ----------
                                                                     $   20,751
-------------------------------------------------------------------------------
  Special Products and Services - 2.8%
    Caliber Learning Network, Inc.*                    452           $    1,921
    Edutrek International, Inc., "A"*                  256                1,472
    Equity Corp. International*                        186                4,941
    Gartner Group, Inc.*                               134                2,847
    M/A/R/C, Inc.                                       68                  723
    Newport News Shipbuilding, Inc.                    414               13,843
    Sylvan Learning Systems, Inc.*                      82                2,501
    Watsco, Inc.                                       195                3,266
                                                                     ----------
                                                                     $   31,514
-------------------------------------------------------------------------------
  Stores - 6.9%
    AnnTaylor Stores Corp.*                            165           $    6,507
    BJ's Wholesale Club, Inc.*                         128                5,928
    Copart, Inc.*                                      294                9,518
    CSK Auto Corp.*                                    313                8,353
    Duane Reade, Inc.*                                  50                1,925
    Elder-Beerman Stores Corp.*                        494                5,712
    Gymboree Corp.*                                    613                3,908

    Micro Warehouse, Inc.*                             196           $    6,627
    Office Depot, Inc.*                                143                5,282
    Petco Animal Supplies, Inc.*                       709                7,135
    Pier 1 Imports, Inc.                               414                4,011
    Regis Corp.                                        258               10,320
    Stage Stores, Inc.*                                302                2,831
                                                                     ----------
                                                                     $   78,057
-------------------------------------------------------------------------------
  Telecommunications - 6.8%
    Adelphia Communications Corp.*                      89           $    4,072
    Advanced Fibre Communications*                     196                2,144
    American Tower Corp., "A"*                         248                7,331
    Aspect Telecommunications Corp.*                 1,281               22,097
    Hyperion Telecommunications, Inc., "A"*              4                   61
    Intermedia Communications, Inc.*                   660               11,385
    International Telecommunication Data Systems, Inc.*500                7,375
    IXC Communications, Inc.*                          156                5,245
    Lightbridge, Inc.*                                 625                3,438
    Natural Microsystems Corp.*                         58                  422
    Nextlink Communications, Inc., "A"*                196                5,561
    Proxim, Inc.*                                        3                   80
    Transaction Network Services, Inc.*                321                6,440
    VDI Media*                                         203                1,929
                                                                     ----------
                                                                     $   77,580
-------------------------------------------------------------------------------
  Transportation - 0.8%
    Carey International, Inc.*                         165           $    2,887
    Coach USA, Inc.*                                   171                5,932
                                                                     ----------
                                                                     $    8,819
-------------------------------------------------------------------------------
Total U.S. Stocks                                                    $1,053,221
-------------------------------------------------------------------------------
Foreign Stocks - 2.9%

  Canada - 0.4%
    Four Seasons Hotels, Inc. (Restaurants and Lodging)147           $    4,300
-------------------------------------------------------------------------------
  Netherlands - 0.2%
    Brunel International N.V. (Human Resources)*        75           $    1,516
-------------------------------------------------------------------------------
  United Kingdom - 2.3%
    CBT Group PLC, ADR (Computer Software - Personal
      Computers)*                                    1,258           $   18,713
    Saville Systems PLC, ADR (Computer Software -
      Systems)*                                        396                7,524
                                                                     ----------
                                                                     $   26,237
-------------------------------------------------------------------------------
Total Foreign Stocks                                                 $   32,053
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $990,981)                             $1,085,274
-------------------------------------------------------------------------------

Convertible Preferred Stock - 0.1%
-------------------------------------------------------------------------------
ISSUER                                              SHARES                VALUE
-------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.1%
    Concentra Managed Care, Inc., 4.50%
    (Identified Cost, $1,344)                        2,000           $    1,525
-------------------------------------------------------------------------------

Short-Term Obligations - 3.5%
-------------------------------------------------------------------------------
                                         PRINCIPAL AMOUNT
                                            (000 OMITTED)
-------------------------------------------------------------------------------
    Federal Home Loan Bank, due 1/04/99,
     at Amortized Cost                              $   40           $   39,986
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,032,311)                      $1,126,785
Other Assets, Less Liabilities - 1.0%                                    11,495
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                  $1,138,280
-------------------------------------------------------------------------------

* - Non-income producing security.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
DECEMBER 31, 1998
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,032,311)               $ 1,126,785
  Cash                                                                    8,175
  Foreign currency, at value (identified cost, $11)                          12
  Receivable for Series shares sold                                           8
  Receivable for investments sold                                        12,995
  Interest and dividends receivable                                         170
                                                                    -----------
      Total assets                                                  $ 1,148,145
                                                                    -----------
Liabilities:
  Payable for investments purchased                                 $     9,830
  Payable to affiliate for management fee                                    27
  Accrued expenses and other liabilities                                      8
                                                                    -----------
      Total liabilities                                             $     9,865
                                                                    -----------
Net assets                                                          $ 1,138,280
                                                                    ===========
Net assets consist of:
  Paid-in capital                                                   $ 1,098,684
  Unrealized appreciation on investments and translation
   of assets and Liabilities in foreign currencies                       94,475
  Accumulated net realized loss on investments and
   foreign currency transactions                                        (54,879)
                                                                    -----------
      Total                                                         $ 1,138,280
                                                                    ===========

 Shares of beneficial interest outstanding                            111,350
                                                                     =========
 Net asset value, offering price, and redemption price per share
  (net assets / shares of beneficial interest outstanding)            $10.22
                                                                     =========
See notes to financial statements

FINANCIAL STATEMENTS

Statement of Operations
-------------------------------------------------------------------------------
PERIOD ENDED DECEMBER 31, 1998*
------------------------------------------------------------------------------
Net investment loss:
  Income -
    Interest                                                          $   1,655
    Dividends                                                               574
    Foreign taxes withheld                                                   (3)
                                                                      ---------
      Total investment income                                         $   2,226
                                                                      ---------

  Expenses -
    Management fee                                                     $  4,893
    Trustees' compensation                                                  754
    Shareholder servicing agent fee                                         190
    Administrative fee                                                       57
    Custodian fee                                                         2,166
    Printing                                                              6,246
    Auditing fees                                                        10,121
    Legal fees                                                            2,855
    Miscellaneous                                                         1,082
                                                                      ---------
      Total expenses                                                  $  28,364
    Reduction of expenses by investment adviser                         (21,983)
    Fees paid indirectly                                                   (129)
                                                                      ---------
      Net expenses                                                    $   6,252
                                                                      ---------
        Net investment loss                                           $  (4,026)
                                                                      ---------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                           $ (50,850)
    Foreign currency transactions                                           (3)
                                                                      ---------
      Net realized loss on investments and
       foreign currency transactions                                  $ (50,853)
                                                                      ---------
  Change in unrealized appreciation -
    Investments                                                       $  94,474
    Translation of assets and liabilities in foreign currencies               1
                                                                      ---------
      Net unrealized gain on investments and
       foreign currency translation                                   $  94,475
                                                                      ---------
        Net realized and unrealized gain on investments
         and foreign currency                                         $  43,622
                                                                      ---------
          Increase in net assets from operations                      $  39,596
                                                                      =========
*For the period from the commencement of the Series' investment operations, May 1, 1998, through December 31, 1998.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Changes in Net Assets
-------------------------------------------------------------------------------
PERIOD ENDED DECEMBER 31, 1998*
-------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                               $   (4,026)
  Net realized loss on investments and foreign currency
   transactions                                                        (50,853)
  Net unrealized gain on investments and foreign currency
   translation                                                          94,475
                                                                    ----------
    Increase in net assets from operations                          $   39,596
                                                                    ----------
Net increase in net assets from Series share transactions           $1,098,684
                                                                    ----------
      Total increase in net assets                                  $1,138,280

Net assets:
  At beginning of period                                                 --
                                                                    ----------
  At end of period                                                  $1,138,280
                                                                    ==========
*From the commencement of the Series' investment operations, May 1, 1998, through December 31, 1998.

See notes to financial statements

FINANCIAL STATEMENTS

Financial Highlights
-------------------------------------------------------------------------------
PERIOD ENDED DECEMBER 31, 1998*
-------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                  $10.00
                                                                       ------

Income from investment operations# -
  Net investment loss(S)                                               $(0.04)
  Net realized and unrealized gain on investments and foreign currency   0.26
                                                                       ------
      Total from investment operations                                 $ 0.22
                                                                       ------
Net asset value - end of period                                        $10.22
                                                                       ======

Total return                                                            2.20%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                            1.17%+
  Net investment loss                                                  (0.74)%+
Portfolio turnover                                                       130%
Net assets at end of period (000 omitted)                              $1,138

  *For the period from the commencement of the Series' investment operations,
   May 1, 1998, through December 31, 1998.
  +Annualized.
 ++Not annualized.
  #Per share data are based on average shares outstanding.
 ##The Series has an expense offset arrangement which reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent. The Series' expenses are calculated without reduction for this expense offset arrangement.
(S)Subject to reimbursement by the Series, the investment adviser agreed to maintain the expenses of the Series, exclusive of management fees, at not more than 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and ratios would have been:

    Net investment loss                                                 $(0.28)
    Ratios (to average net assets):
      Expenses##                                                         5.22%+
      Net investment loss                                               (4.79)%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS New Discovery Series (the Series) is a diversified series of MFS(R) Variable Insurance Trust(SM) (the Trust) which is comprised of the following 13 series: MFS(R) Bond Series, MFS(R) Emerging Growth Series, MFS(R)/Foreign & Colonial Emerging Markets Equity Series, MFS(R) Growth with Income Series, MFS(R) High Income Series, MFS(R) Limited Maturity Series, MFS(R) Money Market Series, MFS New Discovery Series, MFS(R) Research Series, MFS(R) Total Return Series, MFS(R) Utilities Series, MFS(R) Value Series, and MFS(R) World Governments Series. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of December 31, 1998, there were 16 shareholders in the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Short Sales - The Series may enter into short sales. A short sale transaction involves selling a security which the Series does not own with the intent of purchasing it later at a lower price. The Series will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the Series must replace the borrowed security. Losses can exceed the proceeds from short sales and can be greater than losses from the actual purchase of a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, or interest the Series may be required to pay in connection with a short sale. Whenever the Series engages in short sales, its custodian segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Series' custody fee is calculated as a percentage of the Series' month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Series. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Series files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Series' tax return.

Distributions to shareholders are recorded on the ex-dividend date. The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended December 31, 1998, $4,026 was reclassified from accumulated net investment loss to accumulated net realized loss on investments due to the differences between book and tax accounting for currency transactions and the offset of net investment loss against short-term capital gains. This change had no effect on the net assets or net asset value per share. At December 31, 1998, realized gain on investments and foreign currency transactions under book accounting were different from tax accounting due to temporary differences in accounting for wash sales.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.90% of average daily net assets. The Series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees. The Series in turn will pay MFS an expense reimbursement fee not greater than 0.25% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At December 31, 1998, the aggregate unreimbursed expenses owed to MFS by the Series amounted to $21,983.

The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The Series has an administrative services agreement with MFS to provide the Series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Series pays MFS an administrative fee at the following annual percentages of the Series' average daily net assets:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Series' average daily net assets at an effective annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $2,095,154 and $1,052,798, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $1,104,107
                                                                  ----------
Gross unrealized appreciation                                     $   96,918
Gross unrealized depreciation                                        (74,240)
                                                                  ----------
    Net unrealized appreciation                                   $   22,678
                                                                  ==========

(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Series' shares were as follows:

                                               PERIOD ENDED DECEMBER 31, 1998*
                                              --------------------------------
                                               SHARES                   AMOUNT
------------------------------------------------------------------------------
Shares sold                                    112,023              $1,104,461
Shares reacquired                                 (673)                 (5,777)
                                               -------              ---------
    Net increase                               111,350              $1,098,684
                                               =======              ==========

*For the period from the commencement of the Series' investment operations, May 1, 1998, through December 31, 1998.

(6) Line of Credit
The Series and other affiliated funds participate in a $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the period ended December 31, 1998, was $1.

INDEPENDENT AUDITORS' REPORT

To the Trustees of the MFS Variable Insurance Trust and Shareholders of MFS New Discovery Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS New Discovery Series (one of the series constituting MFS Variable Insurance Trust) as of December 31, 1998, the related statement of operations, the statements of changes in net assets and financial highlights for the period from May 1, 1998 (commencement of investment of operations) to December 31, 1998. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the MFS New Discovery Series at December 31, 1998, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated period in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 4, 1999

(C) 1999 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741
                                                                  VND-2 2/99 23M